NATIONWIDE VARIABLE INSURANCE TRUST
American Century NVIT Multi Cap Value Fund
Gartmore NVIT International Equity Fund
Gartmore NVIT Worldwide Leaders Fund
Neuberger Berman NVIT Multi Cap Opportunities Fund
Neuberger Berman NVIT Socially Responsible Fund
NVIT Developing Markets Fund
NVIT Emerging Markets Fund
NVIT Growth Fund
NVIT Nationwide Fund
NVIT Real Estate Fund
Oppenheimer NVIT Large Cap Growth Fund
Templeton NVIT International Value Fund
Van Kampen NVIT Comstock Value Fund

Supplement dated November 30, 2010
to the Prospectus dated October 15, 2010

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.           The following information relates solely to the American Century NVIT Multi Cap Value Fund and the Oppenheimer NVIT Large Cap Growth Fund:

As described more fully on page 62 of the Prospectus, the Trust has received an exemptive order from the Securities and Exchange Commission (“SEC”) for a multi-manager structure that generally permits Nationwide Fund Advisors, subject to approval of the Trust’s Board of Trustees, to (i) hire, replace or terminate a subadviser, (ii) revise a subadvisory agreement, and (iii) allocate and reallocate a Fund’s assets among one or more subadvisers, each without the approval of shareholders (the “Manager of Managers Order”).  On November  22, 2010, the SEC issued an order (the “Substitution Order”) permitting the substitution of shares of certain underlying mutual funds that have been available to holders of variable annuity contracts and variable life insurance policies issued by Nationwide Life Insurance Company and its affiliated insurance companies (collectively, “Nationwide Life”) for shares of the American Century NVIT Multi Cap Value Fund and the Oppenheimer NVIT Large Cap Growth Fund (the “Substitution” and “Substitution Funds,” respectively).  In exchange for receipt of the Substitution Order, each Substitution Fund has agreed that, after the date of the Substitution, such Substitution Fund will not rely on the Manager of Managers Order until such time as a majority of such Substitution Fund’s shareholders approve its reinstatement.

The Substitution is scheduled to occur on December 10, 2010.  Effective that date, each Substitution Fund will cease relying on the Manager of Managers Order as described above.  Nationwide Fund Advisors has obtained the approval of the Trust’s Board of Trustees to conduct a proxy solicitation, following implementation of the Substitution, in which to seek the approval of the Substitution Funds’ respective shareholders to reinstate the Manager of Managers Order.  However, the approval of the Substitution Funds’ respective shareholders to do so cannot be ensured.

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